SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

                              FORM 8-K/A-2

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2001

                  PAYSTAR COMMUNICATIONS CORPORATION
          (Exact Name of Registrant as Specified in Charter)

          NEVADA                       000-32197                    86-0885565
(State or Other Jurisdiction          (Commission               (IRS Employer
of Incorporation)                      File Number)              Identification No.)

1110 WEST KETTLEMAN LANE, SUITE 48, LODI, CA        95240
(Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code:  (209) 339-0484

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)     The audited financial statements of Position Industries, Inc.
required by this item are included in this amended report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PayStar Communications Corporation

Date: August 6, 2001               By /s/ Harry T. Martin
                                          Harry T. Martin, Chief Financial Officer
                                           and Principal Accounting Officer

ANDERSEN ANDERSEN & STRONG, L.C.
Certified Public Accountants and Business Consultants    941 East 3300 South, Suite 202
Member SEC Practice Section of the AICPA                 Salt Lake City, Utah 84106
                                                         Telephone 801 486-0096
                                                         Fax 801 486-0098

Board of Directors
Position  Industries  Inc.
Lodi, California

     REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have audited the accompanying  balance sheets of  Position Industries,
Inc.  at  December 31, 2000 and August 31, 2000,  and the related statements of operations, stockholders' equity, and cash flows for the four months ended
December 31, 2000 and the years ended August 31,  2000 and 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the over all  financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of  Position Industries, Inc. at
December 31, 2000 and August 31, 2000  and the results of  operations, and cash flows for the four months ended December 31, 2000 and the years ended
August 31, 2000 and 1999 , in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the
Company will continue as a going concern.  The Company   will need additional
working capital to service its  debt and  for its planned activity, which raises substantial doubt about its ability to continue as a going concern.
Management's plans in regard to these matters are described in  note 6. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Andersen Andersen and Strong

Salt Lake City, Utah
July 27, 2001

POSITION  INDUSTRIES,  INC.
BALANCE SHEETS
December 31, 2000 and August 31, 2000

                                                      Dec 31,      Aug 31,
                                                        2000       2000
ASSETS
CURRENT ASSETS

    Cash                                              $    86     $    22,399
    Accounts receivable                                11,029          40,134
    Accounts receivable - affiliate - note 3           77,391           9,409
                                                      -------         -------
            Total Current Assets                       88,506          71,942
                                                      -------         -------
PROPERTY AND EQUIPMENT -
           net of accumulated depreciation - Note 2     4,250           5,179
                                                      -------         -------
OTHER ASSETS
   Advance deposits                                     3,470           1,414
                                                      -------         -------
                                                     $ 96,226        $ 78,535
                                                      =======         =======
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES

      Notes payable                                    20,000        $      -
      Accounts payable - affiliate - note 3             4,453               -
      Accounts payable                                 96,410          77,410
                                                      -------         -------
           Total Current Liabilities                  120,863          77,410
                                                      -------         -------
STOCKHOLDERS' EQUITY

     Common stock
        10,000 shares authorized with no par value;
        10,000  shares issued and outstanding          10,000          10,000
      Accumulated deficit                             (34,637)         (8,875)
                                                      -------         -------
           Total Stockholders' Equity (deficiency)    (24,637)          1,125
                                                      -------         -------
                                                     $ 96,226         $78,535
                                                      =======         =======

The accompanying notes are an integral part of these financial statements

POSITION  INDUSTRIES,  INC.
STATEMENTS OF OPERATIONS
For  the Four Months Ended December 31, 2000
and the Years Ended August 31, 2000 and 1999

                                                     Dec 31,        Aug 31,       Aug 31,
                                                       2000         2000          1999

REVENUES                                           $ 249,058       $ 653,770     $ 651,727

COST OF SALES AND SERVICES                           216,222         533,856       438,044
                                                     -------         -------       -------
    Gross Profit                                      32,836         119,914       213,683
                                                     -------         -------       -------
EXPENSES

    Administrative                                    45,080          95,294       230,290
     Sales                                             9,071           8,970         4,496
    Depreciation                                         930           2,788         3,406
    Interest                                           3,517           7,146         8,175
                                                     -------         -------       -------
                                                      58,598         114,198       246,367
                                                     -------         -------       -------
NET OPERATING PROFIT (LOSS)                          (25,762)          5,716       (32,684)

PROVISION FOR INCOME TAX                                   -            (857)          857
                                                     -------         -------       -------
NET PROFIT (LOSS)                                  $ (25,762)        $ 4,859     $ (31,827)
                                                     =======         =======       =======

NET LOSS PER COMMON SHARE

Basic                                             $   (2,58)          $  .49     $   (3.27)
                                                     -------         -------       -------
AVERAGE   OUTSTANDING SHARES

Basic
                                                      10,000          10,000        10,000
                                                     -------         -------       -------

The accompanying notes are an integral part of these financial statements.

POSITION  INDUSTRIES,  INC.
STATEMENT OF CHANGES  IN STOCKHOLDERS' EQUITY
For the Period September 1, 1998 to December 31, 2000

                                      Common Stock               Accumulated
                                   Shares        Amount          Deficit

Balance September  1, 1998          10,000     $ 10,000          $ 18,093

Net operating loss for the year
ended August 31, 1999                    -            -           (31,827)
                                   -------      -------           -------

Balance August  31, 1999            10,000       10,000           (13,734)

Net operating profit for the
year ended August  31, 2000              -            -             4,859
                                   -------      -------           -------

Balance August  31, 2000            10,000       10,000            (8,875)

Net operating loss for the
four months ended
December 31, 2000                        -            -           (25,762)
                                   -------      -------           -------

Balance December 31, 2000           10,000     $ 10,000         $ (34,637)
                                   =======      =======           =======

The accompanying notes are an integral part of these financial statements

POSITION  INDUSTRIES,  INC.
STATEMENT OF CASH FLOWS
For the Four Months Ended December 31 , 2000
and the Years Ended August  31, 2000 and 1999

                                                 Dec 31,        Aug 31,            Aug 31,
                                                  2000           2000               1999

CASH FLOWS FROM
OPERATING ACTIVITIES

Net profit (loss)                             $ (25,762)          $ 4,859       $ (31,827)
Adjustments to reconcile net
loss to net cash provided by operating
activities

Depreciation                                        930             2,788           3,406

Changes in accounts receivable                  (38,877)           39,718         (14,074)

Changes in accounts  and notes payable           43,452           (84,757)         80,984

Changes in income tax payable                         -               857            (857)
                                                -------           -------         -------

Net Increase (Decrease) in Cash From
 Operations                                     (20,257)          (36,535)         37,632

CASH FLOWS FROM INVESTING ACTIVITIES

Advance deposits                                 (2,056)            6,000               -
Purchase of  equipment                                -                 -          (4,264)
                                                -------           -------         -------
CASH FLOWS FROM FINANCING ACTIVITIES                  -                 -               -
                                                -------           -------         -------

Net Increase (Decrease) in Cash                 (22,313)          (30,535)         33,368

Cash at Beginning of Period                      22,399            52,934          19,566
                                                -------           -------         -------
Cash at End of Period                           $    86          $ 22,399        $ 52,934
                                                =======           =======         =======

The accompanying notes are an integral part of these financial statements.

POSITION  INDUSTRIES, INC.
NOTES TO FINANCIAL STATEMENTS

1.     ORGANIZATION

The Company was incorporated under the laws of the state of California on
September 10, 1993 with authorized common capital stock of 1,000 shares with no par value. On December 31, 1998 the authorized capital stock was increased to 10,000 shares with no par value.

The Company was organized for the purpose of providing full telecommunications services, including, engineering, software development, hardware installation, and maintenance.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Methods

The Company recognizes income and expenses based on the accrual method of accounting.

Dividend Policy

The Company has not yet adopted a policy regarding payment of dividends.

Recognition of Income

The Company provides full telecommunications services including, engineering, hardware installation, and maintenance. Revenue is recognized when the services and installations are completed and billed. Consulting, maintenance and support revenues are recognized when completed and billed and if by contract one month in advance.

Provision for doubtful accounts receivable

A provision for doubtful accounts receivable is provided at the time it is determined there is doubt as to the collection of accounts receivable.  On
December 31, 2000 management considers all accounts receivable to be currently collectable.

Property and Equipment

The equipment consists of office equipment and is being depreciated over five years.

                                 Dec 2000                 Aug 2000

Cost                               27,693                  27,693
Accumulated Depreciation           23,443                  22,514
                                  -------                 -------
Net                                 4,250                   5,179
                                  =======                 =======

POSITION  INDUSTRIES, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Income Taxes

On December 31, 2000, the Company had a net operating loss available for carry
forward  of  $34,637.   The  tax benefit of $5,195 from the loss carry
forward  has been fully offset by a valuation reserve because the use of the future tax benefit is doubtful since the Company has not been able to
establish a reliable projection of future net income.   The loss carryforward
will expire starting in the years 2018 through   2022.

Basic and Diluted Net Income (Loss) Per Share

Basic net income (loss) per share amounts are computed based on the weighted average number of shares actually outstanding. Diluted net income (loss) per share amounts are computed using the weighted average number of common shares and common equivalent shares outstanding as if shares had been issued on the exercise of the preferred share rights unless the  exercise becomes antidilutive and then only the basic per share amounts are shown in the report.

Financial Instruments

The carrying amounts of financial instruments, including cash, accounts receivable, and accounts payable are carried at their cost, and are considered by management to be their estimated fair values.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to significant concentration  of credit risk consists primarily of  account receivables.
Accounts receivable are unsecured and are derived from revenues earned however management considers all accounts receivable to be currently collectable.

Estimates and Assumptions

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles.  Those estimates and assumptions affect the reported amounts of the assets
and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  Actual results could vary from the estimates that were assumed in preparing these financial statements.

Comprehensive Income

The Company has adopted Statement of Financial Accounting Standards No. 130.
The adoption of this standard had no impact on the total stockholder's equity.

Other Recent Accounting Pronouncements

The Company does not expect that the adoption of other recent accounting pronouncements to have any material impact on its  financial statements.

POSITION  INDUSTRIES,  INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

3.  RELATED PARTY TRANSACTIONS

On March 1, 2001 Paystar Communications Corporation (parent) acquired all of the outstanding stock of the Company. (see note 7)

On December 31, 2000 the Company had accounts receivable due from an affiliate of $77,391 and accounts payable due to an affiliate of $4,453. These amounts are considered by management to be currently collectable.

The Company has had intercompany sales with an affiliate of $212,446 for the four months ended December 31, 2000 and $303,020 for the year ended August 31,
2000

The Company shares office and other expenses with an affiliate.

4.  MARKET RISKS

The Company is exposed to market risks because a large part of its services and products are sold to an affiliate (note 3). The loss of the sales to the affiliate could cause further losses to the company.

5.  CONTINUING LIABILITIES

The Company has contracted to lease switching equipment  to be used in its telephone switching activity. The terms of the lease includes 36 monthly payments of $2,056.34 plus sales tax with a guaranteed payment of $6,000 at the end of the lease to purchase the equipment. The lease is considered to be an operating lease.

The Company has entered into an employment agreement with a key employee which provides for an annual salary of $120,000, or the larger of an overriding bonus based on a percentage of sales.

6.  GOING CONCERN

The Company will need additional working capital to service the contracted debt and to be successful in its planned activity and therefore continuation of the Company as a going concern is dependent upon obtaining the additional
working capital necessary to accomplish its objective.   Management has
developed a strategy, which it believes will accomplish this objective through obtaining various sources of additional working capital including additional loans from officers, equity funding,  long term financing, and increased revenues from sales which will enable the Company to operate for the coming year.

POSITION  INDUSTRIES,  INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

7.   SUBSEQUENT  EVENTS

On March 1, 2001, the Company completed a stock-for-stock exchange agreement with Paystar Communications Corporation. (a Nevada corporation)  in which the stockholders of the Company received shares of  Paystar  in exchange for all of their stock in the Company and the Company then became a wholly owned subsidiary of Paystar.

Consolidated financial statements have not been included in this report.